     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 4, 1997


                                                      REGISTRATION NO. 333-28303
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                AMENDMENT NO. 5

                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            EAGLE GEOPHYSICAL, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                               1382                              76-0522659
  (State or other jurisdiction of        (Primary Standard Industrial               (I.R.S. Employer
   incorporation or organization)        Classification Code Number)              Identification No.)

                              50 BRIAR HOLLOW LANE
                                 6TH FLOOR WEST
                              HOUSTON, TEXAS 77027
                                 (713) 881-2800
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          JAY N. SILVERMAN, PRESIDENT
                            EAGLE GEOPHYSICAL, INC.
                              50 BRIAR HOLLOW LANE
                                 6TH FLOOR WEST
                              HOUSTON, TEXAS 77027
                                 (713) 881-2800
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

                  N. L. STEVENS III
                    W. MARK YOUNG                                        JOSEPH W. ARMBRUST
         GARDERE WYNNE SEWELL & RIGGS, L.L.P.                             BROWN & WOOD LLP
              333 CLAY AVENUE, SUITE 800                               ONE WORLD TRADE CENTER
                 HOUSTON, TEXAS 77002                                 NEW YORK, NEW YORK 10048
                    (713) 308-5500                                         (212) 839-5300

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                        CALCULATION OF REGISTRATION FEE



============================================================================================================================
                                                                     PROPOSED MAXIMUM
                    TITLE OF EACH CLASS                             AGGREGATE OFFERING                AMOUNT OF
              OF SECURITIES TO BE REGISTERED                             PRICE(1)                REGISTRATION FEE(2)
----------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value..............................             $108,192,000                   $32,800
----------------------------------------------------------------------------------------------------------------------------
  Less fees remitted to date....................................................................       $30,750
  Balance due...................................................................................       $ 2,050
============================================================================================================================



(1) Includes shares subject to over-allotment options granted to the Underwriters. See "Underwriting."


(2) Calculated pursuant to Rule 457(o).


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The Registrant estimates that expenses in connection with the Offering described in this Registration Statement will be as follows. All of the amounts except the SEC registration fee, NASD fee and the Nasdaq National Market listing fee are estimates.


                            ITEM                               AMOUNT
                            ----                              --------
SEC registration fee........................................  $ 32,800
NASD fee....................................................    10,500
Nasdaq National Market listing fee..........................    39,005
Legal fees and expenses.....................................   300,000
Accounting fees and expenses................................   250,000
Printing expenses...........................................   275,000
Fees and expenses for qualification under state securities
  laws (including legal fees)...............................     5,000
Transfer agent's and registrar's fees and expenses..........    15,000
Miscellaneous...............................................    22,695
                                                              --------
          Total.............................................  $950,000
                                                              ========


---------------

 * None of this amount is to be borne by the Selling Stockholder.

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant is incorporated under the laws of Delaware. Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify any person against expenses, fines and settlements actually and reasonably incurred by any such person in connection with a threatened, pending or completed action, suit or proceeding in which he is involved by reason of the fact that he is or was a director, officer, employee or agent of such corporation, provided that (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and (ii) with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. If the action or suit is by or in the name of the corporation, the corporation may indemnify any such person against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless and only to the extent that the Delaware Court of Chancery or the court in which the action or suit is brought determines upon application that, despite the adjudication of liability but in light of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

     As permitted by the Delaware General Corporation Law, the Registrants' Certificate of Incorporation provides that the directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities that those persons may incur in their capacities as directors or officers. The Certificate of Incorporation eliminates the liability of directors of the Registrant, under certain circumstances, to the maximum extent permitted by the Delaware General Corporation Law. See "Description of Capital Stock -- Special Provisions of the Certificate of Incorporation and By-laws" included in the Prospectus.

     The Underwriting Agreement to be filed as Exhibit 1.1 hereto contains reciprocal agreements of indemnity between the Registrant and the underwriters as to certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"), and in certain circumstances provides for indemnification of the Registrant's directors and officers.

     Additionally, pursuant to an employment agreement between Mr. Silverman and the Registrant and an employment agreement between Mr. McNairy and the Registrant, the Registrant shall, to the maximum extent not prohibited by law, indemnify Mr. Silverman and Mr. McNairy if Mr. Silverman or Mr. McNairy is made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Registrant to procure a judgment in its favor (collectively, a "Proceeding"), by reason of the fact that Mr. Silverman or Mr. McNairy is or was a director or officer of the Registrant, or is or was serving in any capacity at the request of the Registrant for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) paid or incurred in connection with any such Proceeding. The Registrant anticipates that it may enter into similar contractual indemnification arrangements with its other executive officers and directors.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

     During the previous three years, the Registrant has issued and sold the following securities without registration under the Securities Act (none of which sales were underwritten):

     The Company was formed in December 1996, at which time it issued 1,000 of its shares of Common Stock for a cash purchase price of $1.00 per share to the Selling Stockholder. Such issuance of shares was exempt from registration under the Securities Act pursuant to Section 4(2) thereof as a transaction by the issuer not involving any public offering.

     On May 22, 1997, the Company effected a stock split pursuant to which the 1,000 outstanding shares of Common Stock were subdivided into 3,400,000 shares of Common Stock. All such shares were issued to the Selling Stockholder as sole stockholder of the Company. Such issuance was exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereof as securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration was given directly or indirectly for soliciting such exchange.

     On July 23, 1997, Jay N. Silverman, President of the Company, purchased 25,000 shares of Common Stock from the Company at the initial public offering price for a promissony note. This issuance of shares was exempt from registration under the Securities Act pursuant to Section 4(2) thereof as a transaction by the issuer not involving any public offering.

     Pursuant to an agreement dated June 2, 1997, contemporaneously with the consummation of the Offering, the Company will issue an aggregate of 600,000 shares of Common Stock to Oliveira Limited, Dormera Limited, Balmedie Limited, and Larlane Limited in exchange for the 81.0% of the outstanding shares of Energy Research International owned by such entities. Gerald Harrison, George Purdie, Neil Campbell, and David Burns, all of whom will be directors, officers or employees of the Company after the consummation of the Offering, are the beneficial owners of Oliveira Limited, Dormera Limited, Balmedie Limited, and Larlane Limited, respectively. This issuance of shares will be exempt from registration under the Securities Act pursuant to Section 4(2) thereof as a transaction by the issuer not involving any public offering.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
         1.1**           -- Form of Underwriting Agreement
         2.1**           -- Stock Purchase Agreement dated June 2, 1997, among Gerald
                            Harrison, George Purdie, Neil Campbell, David Burns,
                            Oliveira Limited, Dormera Limited, Balmedie Limited,
                            Larlane Limited and Registrant
         3.1**           -- Certificate of Incorporation, as amended
         3.2**           -- Amended and Restated Bylaws
         4.1**           -- Specimen Certificate for Registrant's common stock, par value $0.01
         5.1**           -- Opinion of Gardere Wynne Sewell & Riggs, L.L.P.
        10.1.1**         -- Loan and Security Agreement dated July 9, 1996, between
                            Seitel Geophysical, Inc., as Debtor, and Nationsbanc
                            Leasing Corporation of North Carolina, as Secured Party
        10.1.2**         -- Assumption and Consent dated December 31, 1996, among
                            Seitel Geophysical, Inc., Eagle Geophysical, Inc.,
                            Nationsbanc Leasing Corporation of North Carolina and
                            Seitel, Inc.
        10.2**           -- Loan and Security Agreement dated February 6, 1997,
                            between Eagle Geophysical, Inc., as Debtor, and
                            Nationsbanc Leasing Corporation of North Carolina, as
                            Secured Party
        10.3**           -- Conditional Sales Agreement dated February 19, 1997,
                            between Input/Output, Inc. and Horizon Exploration
                            Limited ("HEL")
        10.4.1**         -- Installment Note ($306,180) by HEL in favor of Teledyne
                            Brown Engineering Marine Products
        10.4.2**         -- Promissory Note ($330,000) by HEL in favor of Teledyne
                            Industries, Inc.
        10.5.1**         -- Loan and Security Agreement dated February 22, 1996,
                            between Seitel Geophysical, Inc. and MetLife Capital
                            Corporation
        10.5.2**         -- Assignment and Assumption Agreement dated December 31,
                            1996 between Seitel Geophysical, Inc. and Eagle
                            Geophysical, Inc.
        10.6.1**         -- Master Equipment Lease Agreement dated May 20, 1994,
                            between Seitel Geophysical, Inc. and MetLife Capital,
                            Limited Partnership, as amended
        10.6.2**         -- Assignment and Assumption Agreement dated December 31,
                            1996 between Seitel Geophysical, Inc. and Eagle
                            Geophysical, Inc.
        10.7.1**         -- Master Lease Agreement dated February 16, 1994 between
                            McCullagh Leasing (a unit of GE Capital Fleet Services)
                            and Seitel Geophysical, Inc., as amended
        10.7.2**         -- Partial Assignment dated April 8, 1997 among Seitel
                            Geophysical, Inc., Eagle Geophysical, Inc. and GE Capital
                            Fleet Services
        10.8**           -- Term Credit and Security Agreement dated July 15, 1993, between Seitel Geophysical, Inc. and Compass Bank (f/k/a
                            Central Bank of the South), as amended
        10.9.1**         -- Bareboat Charter by Way of Subdemise dated July 15, 1994, between Simon-Horizon Limited ("Simon") and HEL
        10.9.2**         -- Management Agreement dated December 19, 1990 between
                            Simon and Ervik Marine Services A/S ("Ervik")
        10.9.3**         -- Side Letter Agreement dated December 19, 1990, between
                            Simon and Ervik
        10.9.4**         -- Assignment Agreement Relating to a Ship Management
                            Agreement dated December 19, 1990 (as amended) dated July
                            15, 1990, between Simon and HEL
        10.9.5**         -- Deed of Assignment of Insurances dated July 15, 1994,
                            between HEL and Simon
        10.9.6**         -- Deed of Continuing Inter-Company Cross Guarantee and
                            Indemnity dated July 15, 1994, by Horizon Seismic Inc.,
                            Exploration Holdings Limited and HEL in favor of Simon,
                            Simon Petroleum Technology Limited and Simon Engineering
                            Plc

      EXHIBIT NO.                                                DESCRIPTION
------------------------  ------------------------------------------------------------------------------------------
          10.9.7**        -- Sublease Contract Number 1 dated July 15, 1994,
                             between Simon and HEL
          10.9.8**        -- Sublease Contract Number 2 dated July 15, 1994, between Simon and HEL
          10.9.9**        -- Agreement dated July 15, 1994, among Simon, Simon Petroleum Technology Limited, Simon
                             Engineering Plc and HEL
          10.9.10**       -- Charterparty by way of Sub-Demise dated December 20, 1996, between Royal Bank of
                             Scotland and Simon
          10.9.11**       -- Addendum to Charterparty dated March 31, 1992, between Royal Bank of Scotland and Simon
          10.9.12**       -- Quadripartite Agreement dated August 18, 1994, among Simon, Royal Bank of Scotland
                             (Industrial Leasing) Limited, HEL and Simon Engineering plc
          10.9.13**       -- Master Leasing Agreement dated July 15, 1994 between Simon and HEL
          10.10**         -- Contribution and Assumption Agreement dated December 31, 1996, between Seitel
                             Geophysical, Inc. and Eagle Geophysical, Inc.
          10.11.1**       -- Agreement to Extend the Charterparty of "Pacific Horizon" dated July 11, 1994, by and between J. Marr Limited and HEL
          10.11.2**       -- Deed of Novation m.v. "Pacific Horizon" dated July 11, 1994, by and among Simon, J.
                             Marr Limited and HEL
          10.11.3**       -- Pacific Horizon Charter dated February 4, 1981, between J. Marr and Son, Limited and
                             HEL
          10.12**         -- Employment Agreement between Exploration Holdings Limited ("EHL") and Gerald Harrison,
                             as amended
          10.13**         -- Employment Agreement between EHL and George Purdie, as amended
          10.14**         -- Employment Agreement between EHL and Neil A.M. Campbell, as amended
          10.15**         -- Form of Employment Agreement Amendment between EHL and each of Messrs. Harrison, Purdie and Campbell
          10.16**         -- Form of Employment Agreement between Eagle Geophysical, Inc. and Jay Silverman
          10.17**         -- Employment Agreement between Eagle Geophysical, Inc. and Richard McNairy
          10.18**         -- Commercial Lease dated March 10, 1994, between Ron Chase dba Chase Properties and Eagle
                             Geophysical, Inc./Seitel Geophysical, Inc.
          10.19**         -- Modification and Ratification of Lease dated April 24, 1996, between Ron Chase dba
                             Chase Properties and Eagle Geophysical, Inc./Seitel Geophysical, Inc.
          10.20**         -- Lease dated May 28, 1996, between Partnership of Perkins-Guidry-Beazley-Ostteen and
                             Seitel Geophysical, Inc.
          10.21**         -- Form of Sublease between Seitel, Inc. and its subsidiaries and Eagle Geophysical, Inc.
          10.22**         -- Form of Master Separation Agreement between Seitel, Inc. and Eagle Geophysical, Inc.
          10.23**         -- Form of Registration Rights Agreement between EHI Holdings, Inc. and Eagle Geophysical,
                             Inc.
          10.24**         -- Form of Tax Indemnity Agreement between Seitel, Inc. and Eagle Geophysical, Inc.
          10.25**         -- Form of Administrative Services Agreement between Seitel, Inc. and Eagle Geophysical,
                             Inc.
          10.26**         -- Amended and Restated Promissory Note ($2,000,000) dated July 3, 1996 by Energy Research
                             International ("ERI") in favor of Seitel, Inc.
          10.27**         -- Promissory Note ($2,679,040) dated November 15, 1996 by ERI in favor of Seitel, Inc.
          10.28**         -- Form of Bonus Agreement between Eagle Geophysical, Inc. and Paul A. Frame
          10.29**         -- Outside Directors Deferred Compensation Plan
          10.30**         -- Independent Directors Stock Option Plan
          10.31**         -- Stock Option Plan

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
        10.32.1**        -- Promissory Note payable by Jay Silverman to Eagle
                            Geophysical, Inc. dated July 23, 1997
        10.32.2**        -- Subscription Agreement between Eagle Geophysical, Inc.
                            and Jay N. Silverman dated July 23, 1997
        10.32.3**        -- Security Agreement -- Pledge between Eagle Geophysical,
                            Inc. and Jay N. Silverman dated July 23, 1997
        10.33.1**        -- The Bank of N.T. Butterfield Term Loan Facility dated
                            February 27, 1995
        10.33.2**        -- The Bank of N.T. Butterfield & Son Limited Facility
                            Letter dated August 23, 1994
        10.33.3**        -- The Bank of N.T. Butterfield & Son Limited Amendment
                            Letter No. 1 dated February 3, 1995
        10.33.4**        -- The Bank of N.T. Butterfield & Son Limited Amendment
                            Letter No. 2 dated February 19, 1996
        10.33.5**        -- The Bank of N.T. Butterfield & Son Limited Letter dated
                            May 10, 1996
        10.33.6**        -- The Bank of N.T. Butterfield & Son Limited Letter dated
                            May 19, 1997
        10.34.1**        -- Abshire Tide Blanket Time Charter dated February 9, 1996, between Tidewater Marine, Inc. and Horizon Seismic Inc.
        10.34.2**        -- Letter Agreement dated February 12, 1996 relating to
                            Abshire Tide Blanket Time Charter
        10.34.3**        -- Tidewater Marine letter to Horizon Seismic, Inc. dated
                            September 19, 1996 regarding the letter agreement dated
                            February 12, 1996 governing the Time Charter of the MV
                            Abshire Tide
        10.34.4**        -- Tidewater Marine letter to Horizon Seismic, Inc. dated
                            March 25, 1996 regarding the letter agreement dated
                            February 12, 1996 governing the Time Charter of the MV
                            Abshire Tide
        10.35.1**        -- Supplemental Security Agreement No. One dated February
                            22, 1996 between Seitel Geophysical, Inc. and MetLife
                            Capital Corporation
        10.35.2**        -- Term Promissory Note ($433,000) dated March 14, 1996, by
                            Seitel Geophysical, Inc. in favor of MetLife Capital
                            Corporation
        10.36**          -- Service Agreement for MV Discoverer dated April 12, 1994, between Horizon Seismic, Inc. and Shanghai Bureau of
                            Marine Geological Survey, as amended
        10.37**          -- Underlease dated April 21, 1997, between Payless
                            Properties Limited and HEL
        10.38**          -- Lease Agreement between Pincay Oaks, Inc. and HEL
        10.39**          -- Lease dated February 1, 1997, between Tuscan Property
                            Developments Limited and HEL
        10.40**          -- Set-off and Charge dated August 30, 1994, between HEL and
                            The Bank of N.T. Butterfield & Son Limited
        10.41**          -- Deed relating to 6 Pembroke Road Sevenoaks Kent dated
                            August 25, 1993, between Marley Waterproofing Limited and
                            HEL
        10.42**          -- Debenture dated August 12, 1994, between HEL and The Bank of N.T. Butterfield & Son Limited
        10.43**          -- Chattel Mortgage between HEL and The Bank of N.T.
                            Butterfield & Son Limited
        10.44**          -- Form of Employment Agreement between Eagle Geophysical
                            and David Burns.
        10.45**          -- Operating Lease of Marine Seismic Equipment dated as of
                            July 1, 1996, between Seismic Geophysical, Inc. and HEL
        10.46**          -- Assignment between HEL and The Bank of NT Butterfield &
                            Sons Limited
        10.47**          -- Letter of Hypothecation and Pledge dated August 30, 1994, between Seismic Exploration Ltd. and The Bank of N.T.
                            Butterfield & Son Limited
        10.48**          -- Lease Agreement dated January 7, 1997, between DigiCOURSE
                            INC. and HEL
        10.49**          -- Lease Agreement dated March 27, 1997, between DigiCOURSE
                            INC. and HEL
        10.50**          -- Initial Definitive Trust Deed -- Horizon Pension Plan
        10.51**          -- Operating Lease dated February 3, 1997, between Eagle
                            Geophysical, Inc. and HEL

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
        10.52**          -- Contribution Agreement dated as of May 30, 1997, between
                            Seitel, Inc. and Eagle Geophysical, Inc.
        10.53**          -- Assignment of Life Insurance dated December 9, 1993
                            insuring G.M. Harrison.
        10.54**          -- Lease dated December 12, 1995, between Newington Bricks
                            Limited and HEL
        10.55**          -- Lease dated August 25, 1993, between Marley Waterproofing
                            Limited and HEL
        10.56**          -- Master Agreement for Geophysical Services by and between
                            Eagle Geophysical Onshore, Inc. and Seitel Data, Ltd.
        10.57**          -- Master Agreement for Geophysical Services by and between
                            Eagle Geophysical Onshore, Inc. and DDD Energy, Ltd.
        10.58**          -- Form of Employee Benefits Allocation Agreement between
                            Seitel, Inc. and Eagle Geophysical, Inc.
        23.1             -- Consent of Arthur Andersen LLP, Independent Public
                            Accountants
        23.2             -- Consent of KPMG, Independent Public Accountants
        23.3**           -- Consent of Gardere Wynne Sewell & Riggs, L.L.P.
                            (contained in exhibit 5.1 opinion)
        27**             -- Financial data schedule


---------------

** Previously filed

     (b) Financial Statement Schedules

     The following financial statement schedules are included in Part II of the Registration Statement:

          None

     All other schedules are omitted because they are inapplicable or the requested information is shown in the financial statements or noted therein.

ITEM 17. UNDERTAKINGS.

     (a) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     (b) The undersigned Registrant hereby undertakes to provide to the representatives of the underwriters at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the representatives of the underwriters to permit prompt delivery to each purchaser.

     (c) The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (d) If the Underwriters do not exercise their option to purchase additional shares of Common Stock to cover over-allotments, if any, or if such option is partially exercised, the Registrant hereby undertakes to file a post-effective amendment to the Registration Statement deregistering all such shares as to which such option shall not have been exercised.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of August, 1997


                                    EAGLE GEOPHYSICAL, INC.

                                    By:         /s/ JAY N. SILVERMAN
                                       -----------------------------------------
                                       Jay N. Silverman
                                       President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                     TITLE                     DATE
                      ---------                                     -----                     ----

                          *                            Chairman of the Board of          August 4, 1997
-----------------------------------------------------  Directors
                  William L. Lurie

                /s/ JAY N. SILVERMAN                   President, Chief Executive        August 4, 1997
-----------------------------------------------------  Officer and Director (Principal
                  Jay N. Silverman                     Executive Officer)

               /s/ GERALD M. HARRISON                  Executive Vice President and      August 4, 1997
-----------------------------------------------------  Director
                 Gerald M. Harrison

                          *                            Senior Vice                       August 4, 1997
-----------------------------------------------------  President -- Offshore
                    George Purdie                      Operations and Director

               /s/ RICHARD W. MCNAIRY                  Vice President -- Chief           August 4, 1997
-----------------------------------------------------  Financial Officer and Secretary
                 Richard W. McNairy                    (Principal Financial and
                                                       Accounting Officer)

                  /s/ PAUL A. FRAME                    Director                          August 4, 1997
-----------------------------------------------------
                    Paul A. Frame

              *By: /s/ JAY N. SILVERMAN
  ------------------------------------------------
                  Jay N. Silverman
                  Attorney-in-Fact


                               INDEX TO EXHIBITS

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
         1.1**           -- Form of Underwriting Agreement
         2.1**           -- Stock Purchase Agreement dated June 2, 1997, among Gerald
                            Harrison, George Purdie, Neil Campbell, David Burns,
                            Oliveira Limited, Dormera Limited, Balmedie Limited,
                            Larlane Limited and Registrant
         3.1**           -- Certificate of Incorporation, as amended
         3.2**           -- Amended and Restated Bylaws
         4.1**           -- Specimen Certificate for Registrant's common stock, par value $0.01
         5.1**           -- Opinion of Gardere Wynne Sewell & Riggs, L.L.P.
        10.1.1**         -- Loan and Security Agreement dated July 9, 1996, between
                            Seitel Geophysical, Inc., as Debtor, and Nationsbanc
                            Leasing Corporation of North Carolina, as Secured Party
        10.1.2**         -- Assumption and Consent dated December 31, 1996, among
                            Seitel Geophysical, Inc., Eagle Geophysical, Inc.,
                            Nationsbanc Leasing Corporation of North Carolina and
                            Seitel, Inc.
        10.2**           -- Loan and Security Agreement dated February 6, 1997,
                            between Eagle Geophysical, Inc., as Debtor, and
                            Nationsbanc Leasing Corporation of North Carolina, as
                            Secured Party
        10.3**           -- Conditional Sales Agreement dated February 19, 1997,
                            between Input/Output, Inc. and Horizon Exploration
                            Limited ("HEL")
        10.4.1**         -- Installment Note ($306,180) by HEL in favor of Teledyne
                            Brown Engineering Marine Products
        10.4.2**         -- Promissory Note ($330,000) by HEL in favor of Teledyne
                            Industries, Inc.
        10.5.1**         -- Loan and Security Agreement dated February 22, 1996,
                            between Seitel Geophysical, Inc. and MetLife Capital
                            Corporation
        10.5.2**         -- Assignment and Assumption Agreement dated December 31,
                            1996 between Seitel Geophysical, Inc. and Eagle
                            Geophysical, Inc.
        10.6.1**         -- Master Equipment Lease Agreement dated May 20, 1994,
                            between Seitel Geophysical, Inc. and MetLife Capital,
                            Limited Partnership, as amended
        10.6.2**         -- Assignment and Assumption Agreement dated December 31,
                            1996 between Seitel Geophysical, Inc. and Eagle
                            Geophysical, Inc.
        10.7.1**         -- Master Lease Agreement dated February 16, 1994 between
                            McCullagh Leasing (a unit of GE Capital Fleet Services)
                            and Seitel Geophysical, Inc., as amended
        10.7.2**         -- Partial Assignment dated April 8, 1997 among Seitel
                            Geophysical, Inc., Eagle Geophysical, Inc. and GE Capital
                            Fleet Services
        10.8**           -- Term Credit and Security Agreement dated July 15, 1993, between Seitel Geophysical, Inc. and Compass Bank (f/k/a
                            Central Bank of the South), as amended
        10.9.1**         -- Bareboat Charter by Way of Subdemise dated July 15, 1994, between Simon-Horizon Limited ("Simon") and HEL
        10.9.2**         -- Management Agreement dated December 19, 1990 between
                            Simon and Ervik Marine Services A/S ("Ervik")
        10.9.3**         -- Side Letter Agreement dated December 19, 1990, between
                            Simon and Ervik
        10.9.4**         -- Assignment Agreement Relating to a Ship Management
                            Agreement dated December 19, 1990 (as amended) dated July
                            15, 1990, between Simon and HEL
        10.9.5**         -- Deed of Assignment of Insurances dated July 15, 1994,
                            between HEL and Simon
        10.9.6**         -- Deed of Continuing Inter-Company Cross Guarantee and
                            Indemnity dated July 15, 1994, by Horizon Seismic Inc.,
                            Exploration Holdings Limited and HEL in favor of Simon,
                            Simon Petroleum Technology Limited and Simon Engineering
                            Plc
        10.9.7**         -- Sublease Contract Number 1 dated July 15, 1994, between
                            Simon and HEL
        10.9.8**         -- Sublease Contract Number 2 dated July 15, 1994, between
                            Simon and HEL

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
        10.9.9**         -- Agreement dated July 15, 1994, among Simon, Simon
                            Petroleum Technology Limited, Simon Engineering Plc and
                            HEL
        10.9.10**        -- Charterparty by way of Sub-Demise dated December 20,
                            1996, between Royal Bank of Scotland and Simon
        10.9.11**        -- Addendum to Charterparty dated March 31, 1992, between
                            Royal Bank of Scotland and Simon
        10.9.12**        -- Quadripartite Agreement dated August 18, 1994, among
                            Simon, Royal Bank of Scotland (Industrial Leasing)
                            Limited, HEL and Simon Engineering plc
        10.9.13**        -- Master Leasing Agreement dated July 15, 1994 between
                            Simon and HEL
        10.10**          -- Contribution and Assumption Agreement dated December 31,
                            1996, between Seitel Geophysical, Inc. and Eagle
                            Geophysical, Inc.
        10.11.1**        -- Agreement to Extend the Charterparty of "Pacific Horizon"
                            dated July 11, 1994, by and between J. Marr Limited and
                            HEL
        10.11.2**        -- Deed of Novation m.v. "Pacific Horizon" dated July 11,
                            1994, by and among Simon, J. Marr Limited and HEL
        10.11.3**        -- Pacific Horizon Charter dated February 4, 1981, between
                            J. Marr and Son, Limited and HEL
        10.12**          -- Employment Agreement between Exploration Holdings Limited
                            ("EHL") and Gerald Harrison, as amended
        10.13**          -- Employment Agreement between EHL and George Purdie, as
                            amended
        10.14**          -- Employment Agreement between EHL and Neil A.M. Campbell, as amended
        10.15**          -- Form of Employment Agreement Amendment between EHL and
                            each of Messrs. Harrison, Purdie and Campbell
        10.16**          -- Form of Employment Agreement between Eagle Geophysical,
                            Inc. and Jay Silverman
        10.17**          -- Employment Agreement between Eagle Geophysical, Inc. and
                            Richard McNairy
        10.18**          -- Commercial Lease dated March 10, 1994, between Ron Chase dba Chase Properties and Eagle Geophysical, Inc./Seitel
                            Geophysical, Inc.
        10.19**          -- Modification and Ratification of Lease dated April 24,
                            1996, between Ron Chase dba Chase Properties and Eagle
                            Geophysical, Inc./Seitel Geophysical, Inc.
        10.20**          -- Lease dated May 28, 1996, between Partnership of
                            Perkins-Guidry-Beazley-Ostteen and Seitel Geophysical,
                            Inc.
        10.21**          -- Form of Sublease between Seitel, Inc. and its
                            subsidiaries and Eagle Geophysical, Inc.
        10.22**          -- Form of Master Separation Agreement between Seitel, Inc.
                            and Eagle Geophysical, Inc.
        10.23**          -- Form of Registration Rights Agreement between EHI
                            Holdings, Inc. and Eagle Geophysical, Inc.
        10.24**          -- Form of Tax Indemnity Agreement between Seitel, Inc. and
                            Eagle Geophysical, Inc.
        10.25**          -- Form of Administrative Services Agreement between Seitel,
                            Inc. and Eagle Geophysical, Inc.
        10.26**          -- Amended and Restated Promissory Note ($2,000,000) dated
                            July 3, 1996 by Energy Research International ("ERI") in
                            favor of Seitel, Inc.
        10.27**          -- Promissory Note ($2,679,040) dated November 15, 1996 by
                            ERI in favor of Seitel, Inc.
        10.28**          -- Form of Bonus Agreement between Eagle Geophysical, Inc.
                            and Paul A. Frame
        10.29**          -- Outside Directors Deferred Compensation Plan
        10.30**          -- Independent Directors Stock Option Plan
        10.31**          -- Stock Option Plan
        10.32.1**        -- Promissory Note payable by Jay Silverman to Eagle
                            Geophysical, Inc. dated July 23, 1997

      EXHIBIT NO.                                                DESCRIPTION
------------------------  ------------------------------------------------------------------------------------------
          10.32.3**       -- Security Agreement -- Pledge between Eagle Geophysical, Inc. and Jay N. Silverman dated
                             July 23, 1997
          10.33.1**       -- The Bank of N.T. Butterfield Term Loan Facility dated February 27, 1995
          10.33.2**       -- The Bank of N.T. Butterfield & Son Limited Facility Letter dated August 23, 1994
          10.33.3**       -- The Bank of N.T. Butterfield & Son Limited Amendment Letter No. 1 dated February 3,
                             1995
          10.33.4**       -- The Bank of N.T. Butterfield & Son Limited Amendment Letter No. 2 dated February 19,
                             1996
          10.33.5**       -- The Bank of N.T. Butterfield & Son Limited Letter dated May 10, 1996
          10.33.6**       -- The Bank of N.T. Butterfield & Son Limited Letter dated May 19, 1997
          10.34.1**       -- Abshire Tide Blanket Time Charter dated February 9, 1996, between Tidewater Marine,
                             Inc. and Horizon Seismic Inc.
          10.34.2**       -- Letter Agreement dated February 12, 1996 relating to Abshire Tide Blanket Time Charter
          10.34.3**       -- Tidewater Marine letter to Horizon Seismic, Inc. dated September 19, 1996 regarding the letter agreement dated February 12, 1996 governing the Time Charter of the MV Abshire
                             Tide
          10.34.4**       -- Tidewater Marine letter to Horizon Seismic, Inc. dated March 25, 1996 regarding the letter agreement dated February 12, 1996 governing the Time Charter of the MV Abshire
                             Tide
          10.35.1**       -- Supplemental Security Agreement No. One dated February 22, 1996 between Seitel
                             Geophysical, Inc. and MetLife Capital Corporation
          10.35.2**       -- Term Promissory Note ($433,000) dated March 14, 1996, by Seitel Geophysical, Inc. in favor of MetLife Capital Corporation
          10.36**         -- Service Agreement for MV Discoverer dated April 12, 1994, between Horizon Seismic, Inc.
                             and Shanghai Bureau of Marine Geological Survey, as amended
          10.37**         -- Underlease dated April 21, 1997, between Payless Properties Limited and HEL
          10.38**         -- Lease Agreement between Pincay Oaks, Inc. and HEL
          10.39**         -- Lease dated February 1, 1997, between Tuscan Property Developments Limited and HEL
          10.40**         -- Set-off and Charge dated August 30, 1994, between HEL and The Bank of N.T. Butterfield
                             & Son Limited
          10.41**         -- Deed relating to 6 Pembroke Road Sevenoaks Kent dated August 25, 1993, between Marley
                             Waterproofing Limited and HEL
          10.42**         -- Debenture dated August 12, 1994, between HEL and The Bank of N.T. Butterfield & Son
                             Limited
          10.43**         -- Chattel Mortgage between HEL and The Bank of N.T. Butterfield & Son Limited
          10.44**         -- Form of Employment Agreement between Eagle Geophysical and David Burns.
          10.45**         -- Operating Lease of Marine Seismic Equipment dated as of July 1, 1996, between Seismic
                             Geophysical, Inc. and HEL
          10.46**         -- Assignment between HEL and The Bank of NT Butterfield & Sons Limited
          10.47**         -- Letter of Hypothecation and Pledge dated August 30, 1994, between Seismic Exploration
                             Ltd. and The Bank of N.T. Butterfield & Son Limited
          10.48**         -- Lease Agreement dated January 7, 1997, between DigiCOURSE INC. and HEL
          10.49**         -- Lease Agreement dated March 27, 1997, between DigiCOURSE INC. and HEL
          10.50**         -- Initial Definitive Trust Deed -- Horizon Pension Plan
          10.51**         -- Operating Lease dated February 3, 1997, between Eagle Geophysical, Inc. and HEL
          10.52**         -- Contribution Agreement dated as of May 30, 1997, between Seitel, Inc. and Eagle
                             Geophysical, Inc.

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          10.53**         -- Assignment of Life Insurance dated December 9, 1993 insuring G.M. Harrison.
          10.54**         -- Lease dated December 12, 1995, between Newington Bricks Limited and HEL
          10.55**         -- Lease dated August 25, 1993, between Marley Waterproofing Limited and HEL
          10.56**         -- Master Agreement for Geophysical Services by and between Eagle Geophysical Onshore,
                             Inc. and Seitel Data, Ltd.
          10.57**         -- Master Agreement for Geophysical Services by and between Eagle Geophysical Onshore,
                             Inc. and DDD Energy, Ltd.
          10.58**         -- Form of Employee Benefits Allocation Agreement between Seitel, Inc. and Eagle
                             Geophysical, Inc.
          23.1            -- Consent of Arthur Andersen LLP, Independent Public Accountants
          23.2            -- Consent of KPMG, Independent Public Accountants
          23.3**          -- Consent of Gardere Wynne Sewell & Riggs, L.L.P. (contained in exhibit 5.1 opinion)
          27**            -- Financial data schedule


---------------

** Previously filed